UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Earliest Event Reported: December 12, 2013

General Moly, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32986	91-0232000
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

1726 Cole Blvd., Suite 115

Lakewood, CO 80401

(Address of principal executive offices, including zip code)

(303) 928-8599

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 12, 2013, Richard F. Nanna, R. David Russell and Andrew G. Sharkey III, members of the Board of Directors (the “Board”) of General Moly, Inc. (the “Company”), notified the Company of their intention to retire from the Board effective December 31, 2013.  On December 17, 2013, the Company issued a press release announcing the retirements.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01                                           Financial Statements and Exhibits

(d)                                 Exhibits

Exhibit No.	Description

99.1	Press Release of General Moly, Inc. dated December 17, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOLY, INC.

Dated: December 17, 2013	By:	/s/ David A. Chaput
David A. Chaput
Chief Financial Officer